UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      January 27, 2011 (January 24, 2011)
           DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED)

                                HST Global, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-15303                         73-1215433
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        (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                  757-766-6100
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              Registrant's telephone number, including area code:


         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02.  DEPARTURE  OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 24, 2011, the remaining directors of HST Global, Inc. (the "Company") appointed Bradley C. Robinson to the Board of Directors. Mr. Robinson is Executive Vice President, Business Development of Juneau Biosciences, LLC, which he joined in March 2010. Previous to his joining Juneau he was the CEO and co-founder from December 2004 to September 2008 of Infusive Technologies, LLC, which resulted in an asset acquisition by Sagent Pharmaceuticals, Inc., a specialty injectable pharmaceutical products company. As part of the acquisition Mr. Robinson became President of the medical device division of Sagent Pharmaceuticals from September 2008 through September 2010.

Mr. Robinson studied accounting at the University of Utah and earned an MBA/MIM from the Graduate School of International Management (Thunderbird).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 27, 2011             HST GLOBAL, INC.
                                   (Registrant)

                                   By: \s\ Ron Howell
                                   Ron Howell
                                   Chief Executive Officer